Exhibit 99.2

Supplemental Operating and Financial Data
Third Quarter and Nine Months Ended September 30, 2014

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “anticipates,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 31 through 32 for definitions of certain non-GAAP financial measures used in this document.

EPR Properties
Company Profile

The Company

EPR Properties (“EPR” or the “Company”) is a self administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes Entertainment, Education, Recreation and Other specialty investments.

Company Strategy

EPR’s primary business objective is to enhance shareholder value by achieving predictable and increasing Funds from Operations (“FFO”) and dividends per share. Our prevailing strategy is to focus on long-term investments in a limited number of categories in which we maintain a depth of knowledge and relationships, and which we believe offer sustained performance throughout all economic cycles. We believe our focused niche approach provides a competitive advantage, and the potential for higher growth and better yields.

We also adhere to rigorous underwriting and investing criteria, centered on key industry and property level cash flow criteria. As part of our growth strategy we will consider acquiring, developing or financing additional properties which are consistent with our overall strategy and meet our underwriting and investing criteria. In executing our growth strategy, we will employ moderate leverage. We have historically paid out approximately 80% of our FFO as adjusted in the form of dividends. This allows investors to realize a portion of their returns on a current basis.

Following are the key criteria against which our investments are evaluated:

Inflection Opportunity - Renewal or restructuring in an industry’s properties

Enduring Value - Real estate devoted to and improving long-lived activities

Excellent Execution - Market-dominant performance that creates value beyond tenant credit

Attractive Economics - Accretive initial returns along with growth in yield

Advantageous Position - Sustainable competitive advantages

EPR Properties
Investor Information

Senior Management

David Brain	Greg Silvers
President and Chief Executive Officer	Executive Vice President and Chief Operating Officer

Mark Peterson	Jerry Earnest
Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Investment Officer

Mike Hirons
Vice President - Strategic Planning

Company Information

Corporate Headquarters	Trading Symbols
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
Stock Exchange Listing	EPR-PrF
New York Stock Exchange

Equity Research Coverage

Bank of America Merrill Lynch	Jane Wong	646-855-3378
BMO Capital Markets	Paul Adornato	212-885-4170
Citi Global Markets	Michael Bilerman/Nick Joseph	212-816-4471
FBR Capital Markets & Co.	Daniel Altscher	703-312-1651
Goldman Sachs	Andrew Rosavich	212-902-2796
J.P. Morgan	Anthony Paolone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Craig Mailman	917-368-2280
Ladenburg Thalmann	Daniel Donlan	212-409-2056
RBC Capital Markets	Richard Moore	440-715-2646
Stifel	Simon Yarmak	443-224-1345

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

EPR Properties
Selected Financial Information
(Unaudited, dollars and shares in thousands)

	Three Months Ended September 30,		Nine months ended September 30,
Operating Information:	2014	2013	2014	2013
Revenue (1)	98,738	87,841	280,381	253,714
Net income available to common shareholders of
EPR Properties	36,753	37,551	109,141	99,328
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - continuing operations (2)	81,677	73,977	235,521	213,275
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - discontinued operations (2)	(3)	10	3,384	1,898
Adjusted EBITDA - continuing operations (2)	85,823	74,294	240,619	214,134
Adjusted EBITDA - discontinued operations (2)	(3)	10	8	1,898
Interest expense, net (1)	20,801	20,435	61,254	60,424
Recurring principal payments	3,590	2,472	9,567	10,916
Capitalized interest	2,085	1,014	4,982	1,984
Straight-lined rental revenue	2,932	1,350	5,150	3,271
Dividends declared on preferred shares	5,952	5,951	17,856	17,855
Dividends declared on common shares	46,767	37,529	137,837	111,892
General and administrative expense	6,719	6,764	21,260	19,468

Balance Sheet Information:	September 30,
	2014	2013
Total assets	3,679,231	3,135,273
Accumulated depreciation	453,284	398,356
Total assets before accumulated depreciation (gross assets)	4,132,515	3,533,629
Unencumbered real estate assets (3)
Number	194	173
Gross book value	2,940,629	2,553,269
Annualized stabilized NOI	300,312	262,944
Total debt	1,621,211	1,545,973
Equity	1,927,718	1,493,461
Common shares outstanding	57,149	47,990
Total market capitalization (using EOP closing price)	4,863,798	4,231,265
Debt/total assets	44%	49%
Debt/total market capitalization	33%	37%
Debt/gross assets	39%	44%
Debt/Adjusted EBITDA - continuing operations (4)	4.72	5.20
Debt/Adjusted EBITDA - continuing and discontinued operations (4)	4.72	5.20

(1) Excludes discontinued operations.
(2) See pages 31 through 32 for definitions.
(3) Includes unencumbered rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and undeveloped land.
(4) Adjusted EBITDA is for the quarter annualized. See pages 31 through 32 for definitions.

EPR Properties
Selected Balance Sheet Information
(Unaudited, dollars in thousands)

	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014	4th Quarter 2013	3rd Quarter 2013	2nd Quarter 2013
Assets
Rental properties: (1)
Entertainment	$2,287,516	$2,284,385	$2,143,392	$2,152,138	$2,065,181	$2,023,640
Education	306,153	199,580	199,580	193,372	184,728	120,468
Recreation	219,723	218,656	159,334	158,194	70,955	70,961
Other	10,090	10,090	10,090	10,090	14,062	43,580
Less: accumulated depreciation	(453,284)	(439,242)	(422,463)	(409,643)	(398,356)	(395,191)
Land held for development	204,641	203,443	202,552	201,342	200,325	199,001
Property under development	189,051	182,897	138,586	89,473	86,048	77,492
Mortgage notes receivable: (2)
Entertainment	58,220	58,220	58,220	58,220	91,309	77,464
Education	73,709	66,013	61,027	56,505	55,412	42,647
Recreation	409,304	379,435	366,561	366,580	364,829	359,630
Other	5,032	5,021	5,032	5,032	2,521	2,521
Investment in a direct financing lease, net	198,551	198,020	242,905	242,212	240,990	239,803
Investment in joint ventures	5,343	5,853	5,586	5,275	13,683	12,962
Cash and cash equivalents	8,386	13,589	20,406	7,958	24,141	20,030
Restricted cash	26,811	17,566	19,568	9,714	18,110	17,030
Accounts receivable, net	44,469	42,830	41,616	42,538	40,326	39,354
Other assets	85,516	86,496	87,121	83,276	61,009	64,893
Total assets	$3,679,231	$3,532,852	$3,339,113	$3,272,276	$3,135,273	$3,016,285

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$71,511	$70,383	$47,526	$72,327	$58,273	$51,722
Common dividends payable	16,288	15,239	15,232	13,601	12,636	12,418
Preferred dividends payable	5,952	5,952	5,952	5,952	5,951	5,952
Unearned rents and interest	36,551	29,507	27,281	17,046	18,979	16,821
Line of credit	34,000	79,000	—	—	68,000	24,000
Debt	1,587,211	1,580,801	1,482,608	1,475,336	1,477,973	1,450,735
Total liabilities	1,751,513	1,780,882	1,578,599	1,584,262	1,641,812	1,561,648
Equity:
Common stock and additional paid-in- capital	2,280,693	2,093,922	2,090,420	2,004,397	1,825,790	1,784,123
Preferred stock at par value	139	139	139	139	139	139
Treasury stock	(66,437)	(66,096)	(65,857)	(62,177)	(62,177)	(62,169)
Accumulated other comprehensive income	13,557	14,225	15,129	17,193	17,536	20,392
Distributions in excess of net income	(300,611)	(290,597)	(279,694)	(271,915)	(288,204)	(288,225)
EPR Properties shareholders' equity	1,927,341	1,751,593	1,760,137	1,687,637	1,493,084	1,454,260
Noncontrolling interests	377	377	377	377	377	377
Total equity	1,927,718	1,751,970	1,760,514	1,688,014	1,493,461	1,454,637
Total liabilities and equity	$3,679,231	$3,532,852	$3,339,113	$3,272,276	$3,135,273	$3,016,285

(1) Includes rental properties held for sale.
(2) Includes related accrued interest receivable.

EPR Properties
Selected Operating Data
(Unaudited, dollars in thousands)

	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014	4th Quarter 2013	3rd Quarter 2013	2nd Quarter 2013
Rental revenue and tenant reimbursements:
Entertainment	$65,102	$63,783	$61,410	$61,373	$59,352	$58,974
Education	7,490	5,519	5,478	5,198	4,422	3,152
Recreation	6,069	4,612	3,846	3,751	2,682	1,782
Other	235	285	285	283	305	704
Mortgage and other financing income:
Entertainment	1,789	1,768	1,723	1,761	2,258	2,223
Education (1)	7,561	7,440	8,778	8,666	8,507	8,145
Recreation	10,050	8,096	8,066	8,081	8,807	7,789
Other	97	97	97	94	67	79
Other income	345	187	174	145	1,441	125
Total revenue	$98,738	$91,787	$89,857	$89,352	$87,841	$82,973

Property operating expense	5,948	5,539	6,449	6,413	6,579	5,990
Other expense	248	219	98	150	204	208
General and administrative expense	6,719	7,079	7,462	6,146	6,764	6,051
Costs associated with loan refinancing or payoff	—	—	—	—	223	5,943
Interest expense, net	20,801	20,555	19,899	20,632	20,435	20,000
Transaction costs	369	756	196	1,096	317	224
Provision for loan loss	3,777	—	—	—	—	—
Depreciation and amortization	17,421	16,002	15,327	14,807	13,141	13,176
Income before equity in income in joint ventures and other items	43,455	41,637	40,426	40,108	40,178	31,381
Equity in income from joint ventures	300	267	311	230	351	466
Gain on sale or acquisiton, net	—	—	330	3,017	—	—
Gain on previously held equity interest	—	—	—	4,853	—	—
Gain on sale of investment in a direct financing lease	—	220	—	—	—	—
Income tax benefit (expense)	(1,047)	(1,360)	(925)	14,176	—	—
Income from continuing operations	42,708	40,764	40,142	62,384	40,529	31,847
Discontinued operations:
Income (loss) from discontinued operations	(3)	(4)	15	135	(195)	629
Transaction (costs) benefit	—	—	3,376	—	—	—
Gain on sale of real estate	—	—	—	523	3,168	—
Net income attributable to EPR Properties	42,705	40,760	43,533	63,042	43,502	32,476
Preferred dividend requirements	(5,952)	(5,952)	(5,952)	(5,951)	(5,951)	(5,952)
Net income available to common shareholders of EPR Properties	$36,753	$34,808	$37,581	$57,091	$37,551	$26,524

(1) Represents income from owned assets under a direct financing lease, nine mortgage notes receivable and one note receivable.

EPR Properties
Funds From Operations and Funds From Operations as Adjusted
(Unaudited, dollars in thousands except per share information)

	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014	4th Quarter 2013	3rd Quarter 2013	2nd Quarter 2013
Funds From Operations ("FFO") (1):
Net income available to common shareholders of EPR Properties	$36,753	$34,808	$37,581	$57,091	$37,551	$26,524
Gain on sale of real estate	—	—	—	(3,540)	(3,168)	—
Gain on previously held equity interest	—	—	—	(4,853)	—	—
Gain on sale of investment in a direct financing lease	—	(220)	—	—	—	—
Real estate depreciation and amortization	17,145	15,725	15,049	14,528	13,069	13,498
Allocated share of joint venture depreciation	54	53	54	64	164	162
FFO available to common shareholders of EPR Properties	$53,952	$50,366	$52,684	$63,290	$47,616	$40,184

FFO available to common shareholders of EPR Properties	$53,952	$50,366	$52,684	$63,290	$47,616	$40,184
Add: Preferred dividends for Series C preferred shares	—	—	—	1,941	—	—
Diluted FFO available to common shareholders	$53,952	$50,366	$52,684	$65,231	$47,616	$40,184

Funds From Operations as adjusted (1):
FFO available to common shareholders of EPR Properties	$53,952	$50,366	$52,684	$63,290	$47,616	$40,184
Costs associated with loan refinancing or payoff	—	—	—	—	223	5,943
Transaction costs (benefit)	369	756	(3,180)	1,096	317	224
Provision for loan loss	3,777	—	—	—	—	—
Gain on sale of land	—	—	(330)	—	—	—
Deferred income tax expense (benefit)	363	842	407	(14,787)	—	—
FFO as adjusted available to common shareholders of EPR Properties	$58,461	$51,964	$49,581	$49,599	$48,156	$46,351

FFO per common share attributable to EPR Properties:
Basic	$1.00	$0.94	$1.00	$1.25	$1.01	$0.85
Diluted	1.00	0.94	1.00	1.23	1.00	0.85
FFO as adjusted per common share attributable to EPR Properties:
Basic	$1.09	$0.97	$0.94	$0.98	$1.02	$0.98
Diluted	1.08	0.97	0.94	0.97	1.01	0.98
Shares used for computation (in thousands):
Basic	53,792	53,458	52,541	50,792	47,349	47,081
Diluted	54,001	53,654	52,719	52,933	47,524	47,294

Weighted average shares outstanding-diluted EPS	54,001	53,654	52,719	50,959	47,524	47,294
Effect of dilutive Series C preferred shares	—	—	—	1,974	—	—
Adjusted weighted-average shares outstanding-diluted	54,001	53,654	52,719	52,933	47,524	47,294

(1) See pages 31 through 32 for definitions.

EPR Properties
Adjusted Funds From Operations
(Unaudited, dollars in thousands except per share information)

	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014	4th Quarter 2013	3rd Quarter 2013	2nd Quarter 2013
Adjusted Funds from Operations ("AFFO") (1):
FFO available to common shareholders of EPR Properties	$53,952	$50,366	$52,684	$63,290	$47,616	$40,184
Adjustments:
Amortization of above market leases, net	48	48	48	48	—	—
Transaction costs (benefit)	369	756	(3,180)	1,096	317	224
Non-real estate depreciation and amortization	276	276	278	278	277	277
Deferred financing fees amortization	1,082	1,061	1,015	1,044	1,010	988
Costs associated with loan refinancing or payoff	—	—	—	—	223	5,943
Share-based compensation expense to management and trustees	2,313	2,343	2,328	1,690	1,659	1,618
Maintenance capital expenditures (2)	(1,572)	(3,026)	(1,154)	(2,627)	(619)	(279)
Straight-lined rental revenue	(2,932)	(1,107)	(1,111)	(1,575)	(1,350)	(707)
Non-cash portion of mortgage and other financing income	(1,585)	(1,239)	(1,286)	(1,288)	(1,329)	(1,393)
Provision for loan loss	3,777	—	—	—	—	—
Gain on sale of land	—	—	(330)	—	—	—
Deferred income tax expense (benefit)	363	842	407	(14,787)	—	—
AFFO available to common shareholders of EPR Properties	$56,091	$50,320	$49,699	$47,169	$47,804	$46,855

Weighted average diluted shares outstanding (in thousands)	54,001	53,654	52,719	50,959	47,524	47,294

AFFO per diluted common share	$1.04	$0.94	$0.94	$0.93	$1.01	$0.99

Dividends declared per common share	$0.855	$0.855	$0.855	$0.790	$0.790	$0.790

AFFO payout ratio (3)	82%	91%	91%	85%	78%	80%

(1) See pages 31 through 32 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Capital Structure at September 30, 2014
(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Debt:

	Mortgages			Unsecured Credit Facility (2)	Unsecured Senior Notes
Year	Amortization	Maturities	Bonds/Term Loan/Other (1)			Total	Weighted Avg Interest Rate
2014	$3,687	$—	$—	$—	$—	$3,687	5.57%
2015	14,584	95,497	—	—	—	110,081	5.67%
2016	11,754	96,144	1,850	—	—	109,748	5.92%
2017	7,118	158,201	—	34,000	—	199,319	4.32%
2018	919	12,462	285,000	—	—	298,381	2.57%
2019	—	—	—	—	—	—	—%
2020	—	—	—	—	250,000	250,000	7.75%
2021	—	—	—	—	—	—	—%
2022	—	—	—	—	350,000	350,000	5.75%
2023	—	—	—	—	275,000	275,000	5.25%
2024	—	—	—	—	—	—	—%
Thereafter	—	—	24,995	—	—	24,995	0.10%
	$38,062	$362,304	$311,845	$34,000	$875,000	$1,621,211	5.13%

		Balance	Weighted Avg Interest Rate	Weighted Avg Maturity
Fixed rate secured debt		$400,366	5.45%	2.07
Fixed rate unsecured debt (1)		1,116,850	5.37%	6.75
Variable rate secured debt		24,995	0.10%	23.00
Variable rate unsecured debt		79,000	1.67%	1.36
Total		$1,621,211	5.13%	5.68

(1) Includes $240 million of term loan that has been fixed through interest rate swaps through July 5, 2017.

(2) Unsecured Credit Facility Summary:

		Balance		Rate
	Commitment	at 9/30/2014	Maturity	at 9/30/2014

	$535,000	$34,000	July 23, 2017	1.55%

Note: This facility has a one year extension available at the Company's option and includes an accordion feature in which the facility can be increased to up to $600 million, in each case, subject to certain terms and conditions.

EPR Properties
Capital Structure at September 30, 2014 and December 31, 2013
(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Debt:
	September 30, 2014	December 31, 2013

Mortgage note payable, 5.56%, due June 5, 2015	$30,695	$31,235
Mortgage note payable, 5.39%, due November 1, 2015	5,040	5,274
Mortgage notes payable, 5.77%, due November 6, 2015	63,413	65,070
Mortgage notes payable, 5.84%, due March 6, 2016	35,825	36,724
Note payable, 2.50%, due April 21, 2016	1,850	—
Mortgage notes payable, 6.37%, due June 30, 2016	25,813	26,406
Mortgage notes payable, 6.10%, due October 1, 2016	23,185	23,719
Mortgage notes payable, 6.02%, due October 6, 2016	17,460	17,866
Mortgage note payable, 6.06%, due March 1, 2017	9,768	9,986
Mortgage note payable, 6.07%, due April 6, 2017	10,062	10,284
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	32,918	33,660
Mortgage note payable, 4.00%, due July 6, 2017	98,133	—
Mortgage note payable, 5.29%, due July 8, 2017	3,641	3,746
Unsecured revolving variable rate credit facility, LIBOR + 1.40%, due July 23, 2017	34,000	—
Mortgage notes payable, 5.86% due August 1, 2017	23,862	24,387
Mortgage note payable, 6.19%, due February 1, 2018	14,013	14,486
Mortgage note payable, 7.37%, due July 15, 2018	6,538	7,498
Unsecured term loan payable, LIBOR + 1.60%, fixed through interest rate swaps at 2.51% through January 5, 2016 and 2.38% from January 5, 2016 to July 5, 2017, due July 23, 2018	285,000	265,000
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	250,000
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	275,000
Bonds payable, variable rate, due October 1, 2037	24,995	24,995
Total	$1,621,211	$1,475,336

EPR Properties
Capital Structure
Senior Notes

Senior Debt Ratings as of September 30, 2014

Moody's	Baa2 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (stable)

Summary of Covenants

The Company's outstanding senior unsecured notes have fixed interest rates of 5.25%, 5.75% and 7.75%. Interest on the senior unsecured notes is paid semiannually. The senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 5.25%, 5.75% and 7.75% senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance.  The actual amounts as of September 30, 2014 and June 30, 2014 are:

		Actual	Actual
Note Covenants	Required	3rd Quarter 2014 (1)	2nd Quarter 2014
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	40%	43%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	10%	11%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	3.8x	3.7x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	275%	254%

(1) See page 14 for detailed calculations.

EPR Properties
Capital Structure
Senior Notes
(Unaudited, dollars in thousands)

Covenant Calculations

Total Assets:	September 30, 2014		Total Debt:		September 30, 2014
Total Assets	$3,679,231		Secured debt obligations		$425,361
Add: accumulated depreciation	453,284		Unsecured debt obligations:
Less: intangible assets	(8,915)		Unsecured debt		1,195,850
Total Assets	$4,123,600		Outstanding letters of credit		—
			Guarantees		20,430
			Derivatives at fair market value, net, if liability		—
Total Unencumbered Assets:	September 30, 2014		Total unsecured debt obligations:		1,216,280
Unencumbered real estate assets, gross	$2,940,629		Total Debt		$1,641,641
Cash and cash equivalents	8,386
Land held for development	204,641
Property under development	189,051
Total Unencumbered Assets	$3,342,707

Consolidated Income Available for Debt Service:	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014	4th Quarter 2013	Trailing Twelve Months
Adjusted EBITDA	$85,823	$78,950	$75,848	$76,643	$317,264
Add: Adjusted EBITDA of discontinued operations	(3)	(4)	15	135	143
Less: straight-line rental revenue	(2,932)	(1,107)	(1,111)	(1,575)	(6,725)
Consolidated Income Available for Debt Service	$82,888	$77,839	$74,752	$75,203	$310,682

Annual Debt Service:
Interest expense, gross	$22,898	$22,174	$21,190	$21,416	$87,678
Less: deferred financing fees amortization	(1,082)	(1,061)	(1,015)	(1,044)	(4,202)
Annual Debt Service	$21,816	$21,113	$20,175	$20,372	$83,476

Debt Service Coverage	3.8	3.7	3.7	3.7	3.7

EPR Properties
Capital Structure at September 30, 2014
(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at September 30, 2014	Liquidation Preference	Dividend Rate	Convertible

Common shares	57,149,499	$50.68	N/A	(1)	N/A
Series C	5,400,000	$22.03	$135,000	5.750%	Y
Series E	3,450,000	$30.50	$86,250	9.000%	Y
Series F	5,000,000	$24.97	$125,000	6.625%	N

Calculation of Total Market Capitalization:

Common shares outstanding at September 30, 2014 multiplied by closing price at September 30, 2014				$2,896,337
Aggregate liquidation value of Series C preferred shares (2)				135,000
Aggregate liquidation value of Series E preferred shares (2)				86,250
Aggregate liquidation value of Series F preferred shares (2)				125,000
Total debt at September 30, 2014				1,621,211
Total consolidated market capitalization				$4,863,798

(1) Total monthly dividends declared in the third quarter of 2014 were $0.855 per share.
(2) Excludes accrued unpaid dividends at September 30, 2014

EPR Properties
Summary of Ratios
(Unaudited)

	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014	4th Quarter 2013	3rd Quarter 2013	2nd Quarter 2013

Debt to total assets (book value)	44%	47%	44%	45%	49%	49%

Debt to total market capitalization	33%	33%	32%	34%	37%	35%

Debt to gross assets	39%	42%	39%	40%	44%	43%

Debt/Adjusted EBITDA - continuing operations (1)	4.72	5.26	4.89	4.81	5.20	5.21

Debt/Adjusted EBITDA - continuing and discontinued operations (1)	4.72	5.26	4.89	4.80	5.20	5.13

Secured debt to secured assets	68%	69%	66%	67%	63%	65%

Unencumbered real estate assets to total real estate assets (2)	82%	82%	84%	84%	83%	83%

Interest coverage ratio (3)	3.7	3.6	3.6	3.6	3.5	3.6

Fixed charge coverage ratio (3)	2.9	2.8	2.8	2.8	2.7	2.8

Debt service coverage ratio (3)	3.2	3.1	3.2	3.2	3.1	3.0

FFO payout ratio (4)	86%	91%	86%	64%	79%	93%

FFO as adjusted payout ratio (5)	79%	88%	91%	81%	78%	81%

AFFO payout ratio (6)	82%	91%	91%	85%	78%	80%

(1) Adjusted EBITDA is for the quarter annualized. See pages 31 through 32 for definitions.
(2) Total real estate assets includes rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and land held for development.
(3) See page 17 for detailed calculation.
(4) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(5) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(6) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios
(Unaudited, dollars in thousands)

	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014	4th Quarter 2013	3rd Quarter 2013	2nd Quarter 2013
Interest Coverage Ratio (1):
Net income	$42,705	$40,760	$43,533	$63,042	$43,502	$32,476
Provision for loan losses	3,777	—	—	—	—	—
Transaction costs (benefit)	369	756	(3,180)	1,096	317	224
Interest expense, gross	22,898	22,174	21,190	21,416	21,460	20,632
Depreciation and amortization	17,421	16,002	15,327	14,807	13,346	13,776
Share-based compensation expense
to management and trustees	2,313	2,343	2,328	1,690	1,659	1,618
Costs associated with loan refinancing
or payoff	—	—	—	—	223	5,943
Interest cost capitalized	(2,085)	(1,610)	(1,287)	(779)	(1,014)	(626)
Straight-line rental revenue	(2,932)	(1,107)	(1,111)	(1,575)	(1,350)	(707)
Gain on sale of real estate	—	—	(330)	(3,540)	(3,168)	—
Gain on sale of investment in a direct financing lease	—	(220)	—	—	—	—
Gain on previously held equity interest	—	—	—	(4,853)	—	—
Deferred income tax expense (benefit)	363	842	407	(14,787)	—	—
Interest coverage amount	$84,829	$79,940	$76,877	$76,517	$74,975	$73,336

Interest expense, net	$20,801	$20,555	$19,899	$20,632	$20,435	$19,972
Interest income	12	9	4	5	11	34
Interest cost capitalized	2,085	1,610	1,287	779	1,014	626
Interest expense, gross	$22,898	$22,174	$21,190	$21,416	$21,460	$20,632

Interest coverage ratio	3.7	3.6	3.6	3.6	3.5	3.6

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$84,829	$79,940	$76,877	$76,517	$74,975	$73,336

Interest expense, gross	$22,898	$22,174	$21,190	$21,416	$21,460	$20,632
Preferred share dividends	5,952	5,952	5,952	5,951	5,951	5,952
Fixed charges	$28,850	$28,126	$27,142	$27,367	$27,411	$26,584

Fixed charge coverage ratio	2.9	2.8	2.8	2.8	2.7	2.8

Debt Service Coverage Ratio (1):
Interest coverage amount	$84,829	$79,940	$76,877	$76,517	$74,975	$73,336

Interest expense, gross	$22,898	$22,174	$21,190	$21,416	$21,460	$20,632
Recurring principal payments	3,590	3,249	2,728	2,637	2,472	4,141
Debt service	$26,488	$25,423	$23,918	$24,053	$23,932	$24,773

Debt service coverage ratio	3.2	3.1	3.2	3.2	3.1	3.0

(1) See pages 31 through 32 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities
(Unaudited, dollars in thousands)

The interest coverage amount per the table on the previous page is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used in investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014	4th Quarter 2013	3rd Quarter 2013	2nd Quarter 2013

Net cash provided by operating activities	$53,854	$72,824	$41,530	$75,745	$45,649	$72,554

Equity in income from joint ventures	300	267	311	230	351	466
Distributions from joint ventures	(810)	—	—	(355)	(216)	(191)
Amortization of deferred financing costs	(1,082)	(1,061)	(1,015)	(1,044)	(1,010)	(988)
Amortization of above market leases, net	(48)	(48)	(48)	(48)	—	—
Increase (decrease) in mortgage notes and related accrued interest receivable	2,087	129	107	(783)	2,868	(1,664)
Increase (decrease) in restricted cash	(1,181)	(754)	3,425	135	(565)	(10,234)
Increase (decrease) in accounts receivable, net	2,052	883	(543)	2,540	1,539	1,480
Increase in direct financing lease receivable	529	988	694	1,222	1,186	1,240
Increase (decrease) in other assets	(979)	1,353	2,039	(1,172)	(2,842)	1,810
Decrease (increase) in accounts payable and accrued liabilities	8,101	(14,688)	18,151	(17,159)	9,066	(8,493)
Decrease (increase) in unearned rents and interest	3,393	(1,008)	(3,793)	(2,952)	(464)	(2,167)
Straight-line rental revenue	(2,932)	(1,107)	(1,111)	(1,575)	(1,350)	(707)
Interest expense, gross	22,898	22,174	21,190	21,416	21,460	20,632
Interest cost capitalized	(2,085)	(1,610)	(1,287)	(779)	(1,014)	(626)
Transaction costs (benefit)	369	756	(3,180)	1,096	317	224
Deferred income tax expense	363	842	407	—	—	—

Interest coverage amount (1)	$84,829	$79,940	$76,877	$76,517	$74,975	$73,336

(1) See pages 31 through 32 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Capital Spending and Disposition Summaries
(Unaudited, dollars in thousands)

2014 Capital Spending:
Description	Location	Operating Segment	Capital Spending Three Months Ended September 30, 2014	Capital Spending Nine Months Ended September 30, 2014
Development of megaplex theatres	various	Entertainment	$6,430	$19,371
Acquisition of megaplex theatres	various	Entertainment	—	126,960
Development of other entertainment and retail projects	various	Entertainment	3,412	3,997
Investment in note receivable secured by partnership interest in theatre operations	China	Entertainment	430	1,916
Investment in note receivable	Kenner, LA	Entertainment	—	1,750
Investment in mortgage notes receivable for public charter schools	various	Education	7,630	17,100
Acquisition and development of early childhood education centers	various	Education	14,612	38,232
Development of public charter school properties	various	Education	33,175	70,379
Acquisition and development of private schools	various	Education	19,545	51,198
Improvements at ski resorts	various	Recreation	710	1,549
Development of TopGolf golf entertainment facilities	various	Recreation	36,732	95,191
Acquisition and development of Camelback Mountain Resort	Tannersville, PA	Recreation	23,452	36,114
Additions to mortgage note receivable for development of Schlitterbahn waterparks	various	Recreation	4,548	4,548
Investment in casino and resort project	Sullivan County, NY	Other	1,198	3,298
Total investment spending			$151,874	$471,603
Other capital acquisitions, net	various		1,415	5,060
Total capital spending			$153,289	$476,663

2014 Dispositions:
Description	Location	Date of Disposition	Net Sales Proceeds
Sale of land adjacent to a public charter school investment	Queen Creek, AZ	January and August 2014	$1,269
Sale of four public charter school properties	various	April 2014	46,092
Sale of land held for development	Savannah, GA	May 2014	2,378

EPR Properties
Property Under Development - Investment Spending Estimates at September 30, 2014 (1)
(Unaudited, dollars in thousands)

	September 30, 2014		Owned Build-to-Suit Spending Estimates
	Property Under Development	# of Projects	4th Quarter 2014	1st Quarter 2015	2nd Quarter 2015	3rd Quarter 2015	Remainder 2015-2016	Total Expected Cost (2)	% Leased
Entertainment	$7,911	3	$7,425	$6,725	$5,725	$5,125	$400	$33,311	100%
Education	102,889	19	28,990	27,497	26,671	25,377	21,773	233,197	100%
Recreation	61,064	9	49,520	39,014	11,941	—	—	161,539	100%
Total Build-to-Suit	171,864	31	$85,935	$73,236	$44,337	$30,502	$22,173	$428,047
Non Build-to-Suit Development	17,187
Total Property Under Development	$189,051

		September 30, 2014	Owned Build-to-Suit In-Service Estimates
		# of Projects	4th Quarter 2014	1st Quarter 2015	2nd Quarter 2015	3rd Quarter 2015	Remainder 2015-2016	Total In-Service (2)
Entertainment		3	$—	$—	$7,356	$14,978	$10,977	$33,311
Education		19	93,606	4,410	—	37,052	98,129	233,197
Recreation		9	18,264	53,117	90,158	—	—	161,539
Total Build-to-Suit		31	$111,870	$57,527	$97,514	$52,030	$109,106	$428,047

	September 30, 2014		Mortgage Build-to-Suit Spending Estimates
	Mortgage Notes Receivable	# of Projects	4th Quarter 2014	1st Quarter 2015	2nd Quarter 2015	3rd Quarter 2015	Remainder 2015-2016	Total Expected Cost (2)
Entertainment	$—	—	$—	$—	$—	$—	$—	$—
Education	31,418	4	2,570	3,840	425	—	—	38,253
Recreation (3)	37,871	1	30,000	30,000	13,077	—		110,948
Total Build-to-Suit Mortgage Notes	69,289	5	$32,570	$33,840	$13,502	$—	$—	$149,201
Non Build-to-Suit Mortgage Notes	476,976
Total Mortgage Notes Receivable	$546,265

(1) This schedule includes only those properties for which the Company has closed on a contract (lease or mortgage) and commenced construction as of September 30, 2014.
(2) "Total Expected Cost" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).

(3) Certain of these mortgage agreements contain provisions that allow for a conversion to a lease structure.
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

EPR Properties
Financial Information by Asset Type
For the Three Months Ended September 30, 2014
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$60,616	$7,490	$6,069	$235	$74,410	$—	$74,410
Tenant reimbursements	4,486	—	—	—	4,486	—	4,486
Other income	5	—	—	191	196	149	345
Mortgage and other financing income	1,789	7,561	10,050	97	19,497	—	19,497
Total revenue	66,896	15,051	16,119	523	98,589	149	98,738

Property operating expense	5,759	—	—	189	5,948	—	5,948
Other expense	—	—	—	248	248	—	248
Total investment expenses	5,759	—	—	437	6,196	—	6,196
General and administrative expense	—	—	—	—	—	6,719	6,719
Transaction costs	—	—	—	—	—	369	369
Provision for loan loss	—	—	—	—	—	3,777	3,777
EBITDA - continuing operations	$61,137	$15,051	$16,119	$86	$92,393	$(10,716)	$81,677
	66%	16%	18%	—%	100%

Add: transaction costs						369	369
Add: provision for loan loss						3,777	3,777
Adjusted EBITDA - continuing operations							85,823

Reconciliation to Consolidated Statements of Income:
Interest expense, net						(20,801)	(20,801)
Transaction costs						(369)	(369)
Provision for loan loss						(3,777)	(3,777)
Depreciation and amortization						(17,421)	(17,421)
Equity in income from joint ventures						300	300
Income tax expense						(1,047)	(1,047)
Discontinued operations:
Loss from discontinued operations						(3)	(3)
Net income attributable to EPR Properties							42,705
Preferred dividend requirements						(5,952)	(5,952)
Net income available to common shareholders of EPR Properties							$36,753

EPR Properties
Financial Information by Asset Type
For the Nine Months Ended September 30, 2014
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$176,940	$18,486	$14,528	$805	$210,759	$—	$210,759
Tenant reimbursements	13,355	—	—	—	13,355	—	13,355
Other income (loss)	(7)	—	—	284	277	429	706
Mortgage and other financing income	5,279	23,779	26,212	291	55,561	—	55,561
Total revenue	195,567	42,265	40,740	1,380	279,952	429	280,381

Property operating expense	17,413	—	—	523	17,936	—	17,936
Other expense	—	—	—	566	566	—	566
Total investment expenses	17,413	—	—	1,089	18,502	—	18,502
General and administrative expense	—	—	—	—	—	21,260	21,260
Transaction costs	—	—	—	—	—	1,321	1,321
Provision for loan loss	—	—	—	—	—	3,777	3,777
EBITDA - continuing operations	$178,154	$42,265	$40,740	$291	$261,450	$(25,929)	$235,521
	68%	16%	16%	—%	100%

Add: transaction costs						1,321	1,321
Add: provision for loan loss						3,777	3,777
Adjusted EBITDA - continuing operations							240,619

Reconciliation to Consolidated Statements of Income:
Interest expense, net						(61,254)	(61,254)
Transaction costs						(1,321)	(1,321)
Provision for loan loss						(3,777)	(3,777)
Depreciation and amortization						(48,750)	(48,750)
Equity in income from joint ventures						878	878
Gain on sale of land						330	330
Gain on sale of investment in a direct financing lease						220	220
Income tax expense						(3,332)	(3,332)
Discontinued operations:
Income from discontinued operations						8	8
Transaction (costs) benefit						3,376	3,376
Net income attributable to EPR Properties							126,997
Preferred dividend requirements						(17,856)	(17,856)
Net income available to common shareholders of EPR Properties							$109,141

EPR Properties
Financial Information by Asset Type
For the Three Months Ended September 30, 2013
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$54,800	$4,422	$2,682	$305	$62,209	$—	$62,209
Tenant reimbursements	4,552	—	—	—	4,552	—	4,552
Other income	29	—	—	1,373	1,402	39	1,441
Mortgage and other financing income	2,258	8,507	8,807	67	19,639	—	19,639
Total revenue	61,639	12,929	11,489	1,745	87,802	39	87,841

Property operating expense	6,365	—	—	214	6,579	—	6,579
Other expense	—	—	—	204	204	—	204
Total investment expenses	6,365	—	—	418	6,783	—	6,783
General and administrative expense	—	—	—	—	—	6,764	6,764
Transaction costs	—	—	—	—	—	317	317
EBITDA - continuing operations	$55,274	$12,929	$11,489	$1,327	$81,019	$(7,042)	$73,977
	68%	16%	14%	2%	100%

Add: transaction costs						317	317
Adjusted EBITDA - continuing operations							74,294

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(223)	(223)
Interest expense, net						(20,435)	(20,435)
Transaction costs						(317)	(317)
Depreciation and amortization						(13,141)	(13,141)
Equity in income from joint ventures						351	351
Discontinued operations:
Loss from discontinued operations						(195)	(195)
Gain on sale of real estate						3,168	3,168
Net income attributable to EPR Properties							43,502
Preferred dividend requirements						(5,951)	(5,951)
Net income available to common shareholders of EPR Properties							$37,551

EPR Properties
Financial Information by Asset Type
For the Nine Months Ended September 30, 2013
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$164,305	$10,732	$6,373	$1,348	$182,758	$—	$182,758
Tenant reimbursements	13,748	—	—	—	13,748	—	13,748
Other income	77	—	—	1,451	1,528	10	1,538
Mortgage and other financing income	6,685	24,609	24,151	225	55,670	—	55,670
Total revenue	184,815	35,341	30,524	3,024	253,704	10	253,714

Property operating expense	19,341	—	—	263	19,604	—	19,604
Other expense	—	—	—	508	508	—	508
Total investment expenses	19,341	—	—	771	20,112	—	20,112
General and administrative expense	—	—	—	—	—	19,468	19,468
Transaction costs	—	—	—	—	—	859	859
EBITDA - continuing operations	$165,474	$35,341	$30,524	$2,253	$233,592	$(20,317)	$213,275
	71%	15%	13%	1%	100%

Add: transaction costs						859	859
Adjusted EBITDA - continuing operations							214,134

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(6,166)	(6,166)
Gain on early extinguishment of debt						4,539	4,539
Interest expense, net						(60,424)	(60,424)
Transaction costs						(859)	(859)
Depreciation and amortization						(39,140)	(39,140)
Equity in income from joint ventures						1,168	1,168
Discontinued operations:
Income from discontinued operations						198	198
Gain on sale of real estate						3,733	3,733
Net income attributable to EPR Properties							117,183
Preferred dividend requirements						(17,855)	(17,855)
Net income available to common shareholders of EPR Properties							$99,328

EPR Properties
Financial Information by Segment - Discontinued Operations
(Unaudited, dollars in thousands)

	For the Three Months Ended September 30, 2014			For the Nine Months Ended September 30, 2014
	Entertainment (1)	Other (2)	Consolidated	Entertainment (1)	Other (2)	Consolidated
Rental revenue	$—	$—	$—	$3	$—	$3
Total revenue	—	—	—	3	—	3

Property operating expense	3	—	3	13	—	13
Other expense (benefit)	—	—	—	—	(18)	(18)
Total investment expenses	3	—	3	13	(18)	(5)
Transaction costs (benefit)	—	—	—	(3,376)	—	(3,376)
EBITDA - discontinued operations	$(3)	$—	$(3)	$3,366	$18	$3,384

Add: transaction costs (benefit)			—			(3,376)
Adjusted EBITDA - discontinued operations			$(3)			$8
Reconciliation to Consolidated Statements of Income:
Transaction costs (benefit)			—			3,376
Income (loss) from discontinued operations			$(3)			$3,384

	For the Three Months Ended September 30, 2013			For the Nine Months Ended September 30, 2013
	Entertainment (1)	Other (2)	Consolidated	Entertainment (1)	Other (2)	Consolidated
Rental revenue	$—	$163	$163	$109	$1,514	$1,623
Tenant reimbursements	—	—	—	554	—	554
Total revenue	—	163	163	663	1,514	2,177

Property operating expense (benefit)	66	—	66	68	(30)	38
Other expense	—	87	87	—	241	241
Total investment expenses	66	87	153	68	211	279
EBITDA and Adjusted EBITDA- discontinued operations	$(66)	$76	$10	$595	$1,303	$1,898
Reconciliation to Consolidated Statements of Income:
Interest income, net			—			28
Depreciation and amortization			(205)			(1,728)
Gain on sale of real estate, net			3,168			3,733
Income from discontinued operations			$2,973			$3,931

(1) For each of the three and nine months ended September 30, 2014 and 2013, consists of certain operations that primarily related to the settlement of escrow reserves and post closing adjustments associated with the sale of Toronto Dundas Square. Additionally, for the nine months ended September 30, 2014, transaction costs (benefit) consists of a reversal of a liability that was established with the March 4, 2010 acquisition of Toronto Dundas Square. This liability was reversed as the related payment is not expected to occur.

(2) For the nine months ended September 30, 2014, consists of a tax refund received on a vineyard and winery property sold in 2013. For the three and nine months ended September 30, 2013, consists of the operations of five vineyard and winery properties that were sold during 2013.

EPR Properties
Investment Information by Asset Type
As of September 30, 2014 and December 31, 2013
(Unaudited, dollars in thousands)

	As of September 30, 2014
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,856,085	$297,155	$209,705	$7,253	$2,370,198
Add back accumulated depreciation on rental properties	431,431	8,998	10,018	2,837	453,284
Land held for development	4,457	—	—	200,184	204,641
Property under development	21,941	106,046	61,064	—	189,051
Mortgage notes and related accrued interest receivable, net	58,220	73,709	409,304	5,032	546,265
Investment in a direct financing lease, net	—	198,551	—	—	198,551
Investment in joint ventures	5,343	—	—	—	5,343
Intangible assets, gross (1)	21,014	—	—	—	21,014
Notes receivable and related accrued interest receivable, net (1)	3,792	—	—	—	3,792
Total investments (2)	$2,402,283	$684,459	$690,091	$215,306	$3,992,139
% of total investments	60%	17%	17%	6%	100%

	As of December 31, 2013
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,755,433	$188,387	$152,694	$7,637	$2,104,151
Add back accumulated depreciation on rental properties	396,705	4,985	5,500	2,453	409,643
Land held for development	4,457	—	—	196,885	201,342
Property under development	23,686	40,821	24,966	—	89,473
Mortgage notes and related accrued interest receivable, net	58,220	56,505	366,580	5,032	486,337
Investment in a direct financing lease, net	—	242,212	—	—	242,212
Investment in joint ventures	5,275	—	—	—	5,275
Intangible assets, gross (1)	18,444	—	—	—	18,444
Notes receivable and related accrued interest receivable, net (1)	—	4,992	—	—	4,992
Total investments (2)	$2,262,220	$537,902	$549,740	$212,007	$3,561,869
% of total investments	64%	15%	15%	6%	100%

(1) Included in other assets in the consolidated balance sheets as of September 30, 2014 and December 31, 2013 in the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:

	9/30/2014	12/31/2013
Intangible assets, gross	$21,014	$18,444
Less: accumulated amortization on intangible assets	(12,099)	(11,633)
Notes receivable and related accrued interest receivable, net	3,792	4,992
Prepaid expenses and other current assets	51,815	48,129
Total other assets	$64,522	$59,932

(2) See pages 31 and 32 for definitions.

EPR Properties
Lease Expirations
As of September 30, 2014
(Unaudited, dollars in thousands)

	Megaplex Theatres				Public Charter Schools and Early Education Centers
Year	Total Number of Properties		Rental Revenue for the Trailing Twelve Months Ended September 30, 2014 (1)	% of Total Revenue	Total Number of Properties		Financing Income/Rental Revenue for the Trailing Twelve Months Ended September 30, 2014	% of Total Revenue

2014	—		$—	—	—		$—	—
2015	3		9,716	3%	—		—	—
2016	4		9,344	3%	—		—	—
2017	4		7,373	2%	1		1,071	1%
2018	17		27,497	7%	—		—	—
2019	6		16,577	4%	—		—	—
2020	7		9,182	2%	—		—	—
2021	5		7,541	2%	—		—	—
2022	12		22,268	6%	—		—	—
2023	5		10,571	3%	—		—	—
2024	14		27,613	7%	—		—	—
2025	5		11,097	3%	—		—	—
2026	4		5,667	2%	—		—	—
2027	13	(2)	8,530	2%	—		—	—
2028	3		5,628	2%	—		—	—
2029	15	(3)	14,125	4%	—		—	—
2030	—		—	—	—		—	—
2031	5		7,552	2%	9	(5)	7,502	2%
2032	3	(4)	2,039	1%	14	(6)	16,293	4%
2033	6		4,423	1%	17	(7)	16,032	4%
Thereafter	2		874	—	15		6,179	2%
	133		$207,617	56%	56		$47,077	13%

Note: This schedule relates to consolidated megaplex theatres, public charter schools and early education centers only, which together represent approximately 69% of total revenue for the trailing twelve months ended September 30, 2014. This schedule excludes properties under construction.

(1) Consists of rental revenue and tenant reimbursements.
(2) Eleven of these theatre properties are leased under a master lease.
(3) All of these theatre properties are leased under a master lease.
(4) All of these threatre properties are leased under a master lease.
(5) Four of these public charter school properties are leased under a master lease to Imagine.
(6) Six of these public charter school properties are leased under a master lease to Imagine.
(7) Thirteen of these public charter school properties are leased under a master lease to Imagine.

EPR Properties
Top Ten Customers by Revenue from Continuing Operations
(Unaudited, dollars in thousands)

			Total Revenue For The		Total Revenue For The
			Three Months Ended	Percentage of	Nine Months Ended	Percentage of
	Customers	Asset Type	September 30, 2014	Total Revenue	September 30, 2014	Total Revenue

1.	American Multi-Cinema, Inc.	Entertainment	$21,905	22%	$65,460	23%
2.	Regal Cinemas, Inc.	Entertainment	10,122	10%	26,076	9%
3.	Cinemark USA, Inc.	Entertainment	8,050	8%	24,444	9%
4.	Imagine Schools, Inc.	Education	5,963	6%	19,204	7%
5.	SVVI, LLC	Recreation	4,801	5%	11,411	4%
6.	Peak Resorts, Inc.	Recreation	4,701	5%	14,071	5%
7.	Carmike Cinemas, Inc.	Entertainment	4,549	5%	13,239	5%
8.	Top Golf USA	Recreation	3,713	4%	7,570	3%
9.	Southern Theatres, LLC	Entertainment	3,047	3%	9,099	3%
10.	Landmark Cinemas	Entertainment	1,924	2%	5,744	2%

	Total		$68,775	70%	$196,318	70%

EPR Properties
Summary of Mortgage Notes Receivable
(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	September 30, 2014	December 31, 2013
Mortgage note, 9.00%, due March 16, 2015	$1,140	$—
Mortgage note, 10.00%, due April 1, 2016	42,907	42,907
Mortgage note and related accrued interest receivable, 5.50%, due November 1, 2016	2,511	2,511
Mortgage note and related accrued interest receivable, 10.00%, due November 1, 2017	2,521	2,521
Mortgage notes and related accrued interest receivable, 7.00% and 10.00%, due May 1, 2019	189,417	183,465
Mortgage note and related accrued interest receivable, 10.00%, due November 1, 2020	37,871	1,112
Mortgage note, 10.27%, due March 10, 2027	10,972	10,972
Mortgage notes, 10.93%, due April 3, 2027	63,500	63,500
Mortgage note, 9.98%, due October 30, 2027	47,029	47,029
Mortgage note and related accrued interest receivable, 10.65%, due June 28, 2032	36,032	36,032
Mortgage note and related accrued interest receivable, 9.50%, due September 1, 2032	19,760	19,659
Mortgage note and related accrued interest receivable, 10.25%, due October 31, 2032	22,188	22,188
Mortgage note, 10.20%, due December 19, 2032	4,550	4,509
Mortgage note and related accrued interest receivable, 9.00%, due December 31, 2032	5,629	5,717
Mortgage note and related accrued interest receivable, 9.50%, due January 31, 2033	11,249	6,872
Mortgage notes and related accrued interest receivable, 9.50%, due April 30, 2033	27,821	20,802
Mortgage note and related accrued interest receivable, 10.25%, due June 30, 2033	3,467	3,455
Mortgage note, 11.31%, due July 1, 2033	13,058	13,086
Mortgage note, 7.00% during construction, 8.50% upon completion, due June 30, 2034	4,643	—
Total mortgage notes and related accrued interest receivable	$546,265	$486,337

Payments Due on Mortgage Notes Receivable

	As of September 30, 2014
Year:
2014	$963
2015	2,507
2016	46,839
2017	1,755
2018	837
Thereafter	493,364
Total	$546,265

EPR Properties
Summary of Notes Receivable
(Unaudited, dollars in thousands)

Summary of Notes Receivable (1)

	September 30, 2014	December 31, 2013
Note and related accrued interest receivable, 10.00%,
paid in full June 13, 2014	$—	$1,300
Note and related accrued interest receivable, 9.00%,
due October 31, 2014	1,777	—
Note and related accrued interest receivable, 9.23%,
due August 31, 2015 (2)	3,777	3,692
Note and related accrued interest receivable, 12.50%,
due March 1, 2024	2,016	—
Total notes and related accrued interest receivable	$7,570	$4,992
Less: Loan loss reserve	(3,777)	—
Total notes and related accrued interest receivable, net	$3,793	$4,992

(1) Included in other assets in the consolidated balance sheets as of September 30, 2014 and December 31, 2013 in the Company's Quarterly Report on Form 10-Q.

(2) Note receivable is impaired as of September 30, 2014 and is shown below as past due. In accordance with the Company's accounting policy, interest income is being recognized on a cash basis.

Payments due on Notes Receivable

	As of September 30, 2014
Year:
Past Due (100% Reserved)	$3,777
2014	1,877
2015	—
2016	—
2017	—
2018	—
Thereafter	1,916
Total	$7,570

EPR Properties
Definitions-Non-GAAP Financial Measures

EBITDA AND ADJUSTED EBITDA
EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses EBITDA in its analysis of the business and operations of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA - continuing operations as the sum of net income plus costs (gain) associated with loan refinancing or payoff, net, interest expense (net), depreciation and amortization, less gain on sale or acquisition of real estate, gain on early extinguishment of debt, equity in income from joint ventures, gain on previously held equity interest, income tax expense or benefit and discontinued operations. EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations. Adjusted EBITDA - continuing operations is presented to also add back the effect of non-cash impairment charges, the provision for loan losses and transaction costs (benefit). Adjusted EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations.

The Company’s method of calculating EBITDA and Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales or acquisitions of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted by adding to FFO costs (gains) associated with loan refinancing or payoff, net, transaction costs (benefit), provision for loan losses and preferred share redemption costs and by subtracting gain on early extinguishment of debt, gain (loss) on sale of land and deferred income tax benefit (expense). FFO and FFO as adjusted are a non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, we present AFFO by adding to FFO provision for loan losses, transaction costs (benefit), non-real estate depreciation and amortization, deferred financing fees amortization, costs (gain) associated with loan refinancing or payoff, net, share-based compensation expense to management and trustees, amortization of above market leases, net and preferred share redemption costs; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, the non-cash portion of mortgage and other financing income and gain on early extinguishment of debt, gain (loss) on sale of land and deferred income tax benefit (expense). AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs (benefit), interest expense, gross (including interest expense in discontinued operations), depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale or acquisition of real estate from continuing and discontinued operations, gain on previously held equity interest and deferred income tax benefit (expense). We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS
Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), rental properties held for sale (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in a direct financing lease, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.